UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2024
QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 16, 2024, Quanterix Corporation (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) by and among Emission Inc. (“Emission”), the shareholders of Emission (collectively, the “Shareholders”), and Van Chandler, as the Shareholders’ representative. Pursuant to the terms of the Purchase Agreement, the Company has agreed to purchase from the Shareholders all of the issued and outstanding shares of capital stock of Emission (the “Transaction”) for an upfront payment of $10 million (the “Upfront Payment”), with an additional $10 million payable upon completion of certain technical milestones. Additionally, the Shareholders may receive up to an additional $50 million in earnout payments through December 31, 2029, contingent upon the achievement of certain performance milestones, which the Company expects will be primarily funded through cash generated from the achievement of the earnout criteria. The Transaction is expected to close in January 2025.
The Transaction is subject to customary closing conditions, including that there has been no event between signing and closing that has had a material adverse effect on Emission. The Transaction does not require regulatory approval. The Purchase Agreement contains additional covenants of the parties, including, among other things, non-competition and non-solicitation restrictions on the Shareholders and the Company’s agreement to finance the operations of Emission at specified levels for up to five years.
The Purchase Agreement also provides that, at closing, the parties will enter into a call option agreement (the “Option Agreement”), pursuant to which the Shareholders will have the right to repurchase all of the outstanding capital stock of Emission for $10 million after five years if Emission’s revenues do not exceed $5 million in any one year during such period. If the Shareholders exercise the right to repurchase Emission under the Option Agreement and consummate the repurchase, the Company will retain a perpetual, fully-paid, irrevocable license to all Emission intellectual property required to continue to manufacture and commercialize the Company’s products.
The Purchase Agreement also includes customary representations, warranties and covenants of the Company, Emission and the Shareholders. The representations and warranties made by each party were made solely for the benefit of the other party and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk between the parties to the Purchase Agreement if those statements prove to be inaccurate; (ii) may have been qualified in the Purchase Agreement by disclosures that were made to the other party in disclosure schedules to the Purchase Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement. The Purchase Agreement also contains post-closing indemnification provisions pursuant to which the parties have agreed to indemnify each other against losses resulting from certain events, including breaches of representations and warranties, covenants and certain other matters.
The Purchase Agreement contains customary termination provisions for each of the Company and the Shareholders under certain circumstances, including a material breach or inaccuracy of the representations and warranties or failure to perform any covenant or agreement of the Purchase Agreement. In addition, either party may terminate the agreement if the Transaction is not completed on or before January 31, 2025.
The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
On December 17, 2024, the Company issued a press release announcing the entry into the Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in Item 7.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements
Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the potential closing date of the Transaction and payment of the purchase price are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company, Emission or the Shareholders, before or after the Transaction, may identify forward-looking statements. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the timing of the closing of the Transaction and the parties’ ability to satisfy the closing conditions of the Purchase Agreement. Further information on the factors and risks that could affect the Company’s business, financial conditions and results of operations are contained in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent the Company’s estimate as of the date of this report. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
2.1@	Share Purchase Agreement, dated December 16, 2024, by and among Quanterix Corporation, Emission Inc., the Shareholders of Emission Inc. and the Shareholder Representative.
99.1	Press Release dated December 17, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

@	Portions of this document (indicated by “[***]”) have been omitted because such information is not material and is the type of information that the Registrant treats as private or confidential.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Vandana Sriram
Chief Financial Officer
Date: December 17, 2024